UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2025

INFLECTION POINT ACQUISITION CORP. III
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42614	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

167 Madison Avenue Suite 205 #1017

New York, New York 10016

(Address of registrant’s principal executive offices, including zip code)

(212) 476-6908

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one right to receive one-tenth (1/10) of one Class A ordinary share	IPCXU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 par value	IPCX	The Nasdaq Stock Market LLC
Rights, each entitling the holder to receive one tenth (1/10) of one Class A ordinary share	IPCXR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Business Combination Agreement

On August 25, 2025 (the “Effective Date”) Inflection Point Acquisition Corp. III, a Cayman Islands exempted company (“Inflection Point”), Air Water Ventures Holdings Limited, a Cayman Islands exempted company (the “Company”), Air Water Ventures Limited, a Cayman Islands exempted company (“PubCo”) and IPCX Merger Sub Limited, a Cayman Islands exempted company (“Merger Sub”), entered into a Business Combination Agreement (the “Business Combination Agreement”). The transactions contemplated by the Business Combination Agreement are referred to herein as the “Transactions.” Unless otherwise indicated, capitalized terms used but not defined in this Current Report on Form 8-K (this “Report”) have the respective meanings given to them in the Business Combination Agreement.

Pursuant to terms of the Business Combination Agreement and subject to the terms and conditions set forth therein: (a) Inflection Point will be merged with and into PubCo, as a result of which the separate corporate existence of Inflection Point shall cease and PubCo shall continue as the surviving company (the “First Merger”), and (b) one Business Day after the First Merger, the Company will be merged with and into Merger Sub, as a result of which the separate corporate existence of the Company shall cease and Merger Sub shall continue as the surviving company and a wholly owned direct subsidiary of PubCo (the “Second Merger” and, together with the First Merger, the “Mergers”).

The Business Combination Agreement and the transactions contemplated thereby were unanimously approved by the board of directors of each of Inflection Point, the Company, PubCo and Merger Sub, and by the sole shareholder of each of PubCo and Merger Sub. The closing of the Transactions is targeted to be consummated in the first quarter of 2026, after receipt of the required approval by the shareholders of Inflection Point (the “Inflection Point Shareholder Approval”), the required approval of the shareholders of the Company (the “Company Shareholder Approval”) and the fulfilment of certain other terms and conditions set forth in the Business Combination Agreement.

Conversion of Securities

One day prior to the date of the First Merger Effective Time:

●	each SPAC Unit that is issued and outstanding at such time shall be automatically detached into one (1) SPAC Class A Ordinary Share and one SPAC Right;

●	each SPAC Class B Ordinary Share that is issued and outstanding at such time shall be automatically converted into one (1) SPAC Class A Ordinary Share; and

●	each SPAC Right that is issued and outstanding at such time shall be automatically converted into one-tenth (1/10) of one SPAC Class A Ordinary Share (provided, that if a holder of SPAC Rights would be entitled to receive a fraction of a SPAC Class A Ordinary Share upon the Rights Conversion, the number of SPAC Class A Ordinary Shares issued to such holder upon the Rights Conversion will be rounded down to the nearest whole number of SPAC Class A Ordinary Shares without cash settlement for such rounded fraction).

At the First Merger Effective Time, by virtue of the First Merger and without any action on the part of any party or the holders of securities of Inflection Point or PubCo:

●	each SPAC Class A Ordinary Share (other than any Excluded Shares, SPAC Dissenting Shares and Redeeming SPAC Shares), which is issued and outstanding immediately prior to the First Merger Effective Time, shall be converted into the right to receive one (1) PubCo Ordinary Share; and

●	each PubCo Ordinary Share that is issued and outstanding immediately prior to the First Merger Effective Time all of which shall be standing in the name of the PubCo Sole Shareholder in the register of members of PubCo shall be irrevocably surrendered by the PubCo Sole Shareholder to PubCo for cancellation and for consideration equal to the subscription price (if any) that the PubCo Sole Shareholder paid for such PubCo Ordinary Share.

At the Second Merger Effective Time, by virtue of the Second Merger and without any action on the part of any party or the holders of securities of the Company or PubCo:

●	each Company Ordinary Share that is issued and outstanding immediately prior to the Second Merger Effective Time shall be converted into the right to receive a number of PubCo Ordinary Shares equal to (i) that number of PubCo Ordinary Shares determined by dividing (x) $300,000,000 by (y) the Redemption Price; divided by (ii) the total number of Company Ordinary Shares (including the Company Ordinary Shares underlying the Company RSUs) issued and outstanding immediately prior to the Second Merger Effective Time (the “Exchange Ratio”);

●	each Company Series A-1 Preferred Share that is issued and outstanding immediately prior to the Second Merger Effective Time shall be converted into the right to receive a number of PubCo Preferred Shares equal to (i) the aggregate Accrued Value attributable to such Company Series A-1 Preferred Share divided by (ii) the PubCo Preferred Share Issue Price;

●	each Company Series A-2 Preferred Share that is issued and outstanding immediately prior to the Second Merger Effective Time shall be converted into the right to receive a number of PubCo Preferred Shares equal to (i) the aggregate Accrued Value attributable to such Company Series A-2 Preferred Share divided by (ii) the PubCo Preferred Share Issue Price;

●	each Company Warrant that is issued and outstanding immediately prior to the Second Merger Effective Time that was issued pursuant to a Pre-Funded PIPE Subscription Agreement or PIPE Agreement, will be converted into the right to receive a PubCo Series A Investor Warrant exercisable for a number of PubCo Ordinary Shares equal to (x) the number of Company Ordinary Shares issuable upon conversion of the applicable Pre-Funded PIPE Investor’s or PIPE Investor’s Company Series A Preferred Shares upon a hypothetical conversion of such Company Series A Preferred Shares immediately prior to the Second Merger multiplied by (y) the Exchange Ratio;

●	each Company Warrant that is issued and outstanding immediately prior to the Second Merger Effective Time which was not issued pursuant to a Pre-Funded PIPE Subscription Agreement or PIPE Agreement, will be converted into the right to receive a PubCo Series A Investor Warrant exercisable for a number of PubCo Ordinary Shares equal to the number of Company Ordinary Shares issuable upon a hypothetical conversion of such Company Warrant as of immediately prior to the Second Merger;

●	each Company RSU that is issued and outstanding immediately prior to the Second Merger Effective Time shall be converted into the right to receive restricted stock units subject to PubCo Ordinary Shares on the same terms and conditions (including applicable vesting, settlement and termination provisions) as are in effect with respect to each such award of Company RSUs; provided, that each award of Exchanged RSUs will be subject to the number of PubCo Ordinary Shares equal to the product of (x) the number of whole Company Ordinary Shares that were subject to such award of Company RSUs (with any fractional share otherwise resulting rounded down to the nearest whole share) immediately prior to the Second Merger Effective Time, multiplied by (y) the Exchange Ratio;

●	each Company PSU that is issued and outstanding and unvested immediately prior to the Second Merger Effective Time shall be assumed and converted into the right to receive performance-based restricted stock units subject to PubCo Ordinary Shares on the same terms and conditions (including applicable performance vesting criteria and other applicable settlement and termination provisions) as are in effect with respect to each such award of Company PSUs immediately prior to the Second Merger Effective Time; provided, that each award of Exchanged PSUs will be subject to a number of PubCo Ordinary Shares, determined based on the pro-rata portion of Company Earnout Shares attributable to such PSU Holder’s Company RSUs, subject to achievement of the applicable Triggering Event (with any fractional share otherwise resulting rounded down to the nearest whole share); and

●	each Merger Sub Share that is issued and outstanding immediately prior to the Second Merger Effective Time shall be converted into and become one validly issued, fully paid and non-assessable ordinary share of the Second Surviving Company.

Earnout

Following the Closing, PubCo will issue to Eligible Company Equityholders and the PSU Holders up to 30,000,000 additional PubCo Ordinary Shares in the aggregate (the “Earnout Shares”) in four tranches of 7,500,000, respectively, if:

●	(a) with respect to any full fiscal quarter of PubCo ending on or prior to June 30, 2026, the Revenue for such fiscal quarter exceeds $25,000,000, or (b) PubCo or any of its consolidated subsidiaries enters into a binding and definitive agreement on or prior to June 30, 2026 with the US Federal Emergency Management Agency (FEMA), the US Department of Defense or other US federal agency or Regenerate1 LLC that provides for minimum annual and recurring Revenue of at least $100,000,000;

●	with respect to any full fiscal quarter of PubCo ending on or prior to December 31, 2026, the Revenue for such fiscal quarter exceeds $50,000,000;

●	with respect to any full fiscal quarter of PubCo ending on or prior to December 31, 2026, the EBITDA for such fiscal quarter exceeds $12,500,000; and

●	within the time period beginning on the date that is the 6-month anniversary of the Closing Date and ending on the date that is the 18-month anniversary of the Closing Date, the Ordinary Share Price is greater than or equal to $20.00, subject to Equitable Adjustment.

Representations and Warranties

Under the Business Combination Agreement, Inflection Point has made customary representations and warranties to the Company and PubCo relating to, among other things, organization and standing, due authorization and binding agreement, governmental approvals, non-contravention, capitalization, Securities and Exchange Commission (the “SEC”) filings, financial statements, internal controls, absence of certain changes, compliance with laws, litigation, actions, orders and permits, taxes and returns, employees and employee benefit plans, properties, material contracts, transactions with related persons, the U.S. Investment Company Act of 1940, as amended (the “Investment Company Act”), and the Jumpstart Our Business Startups Act of 2012, finders’ and brokers’ fees, sanctions and certain business practices, private placements, insurance, no misleading information supplied, the Trust Account and receipt of a fairness opinion.

Under the Business Combination Agreement, Merger Sub has made customary representations and warranties to PubCo and the Company relating to, among other things, organization and standing, due authorization and binding agreement, governmental approvals, non-contravention, capitalization, limited activities, finders’ and brokers’ fees, the Investment Company Act, no misleading information supplied and Merger Sub’s U.S. tax classification.

Under the Business Combination Agreement, PubCo has made customary representations and warranties to Inflection Point and the Company relating to, among other things, organization and standing, due authorization and binding agreement, governmental approvals, non-contravention, capitalization, limited activities, finders’ and brokers’ fees, the Investment Company Act, no misleading information supplied and the dormancy of one of the Company’s Subsidiaries.

Under the Business Combination Agreement, the Company has made customary representations and warranties (regarding itself and its subsidiaries) to Inflection Point relating to, among other things, organization and standing, due authorization and binding agreement, capitalization, company subsidiaries, governmental approvals, non-contravention, financial statements, absence of certain changes, compliance with laws, permits, litigation, material contracts, intellectual property, taxes and returns, real property, personal property, employee matters, benefit plans, environmental matters, transactions with related persons, insurance, material customers and suppliers, data protection and cybersecurity, sanctions and certain business practices, the Investment Company Act, finders’ and brokers’ fees and no misleading information supplied.

Covenants

The Business Combination Agreement includes customary covenants of the parties including, among other things, (i) the conduct of their respective business operations prior to the consummation of the Transactions, (ii) the parties’ obligations to obtain relevant approvals and comply with all applicable listing requirements of the Nasdaq in connection with the Transactions and (iii) the parties’ obligations to consummate the Transactions and to comply as promptly as practicable with all requirements of governmental authorities applicable to the Transactions. The Business Combination Agreement also contains additional covenants of the parties, including covenants providing for Inflection Point and the Company to use commercially reasonable efforts to (i) consummate the PIPE Investment, (ii) agree to and adopt a new equity incentive plan and a new employee share purchase plan, and (iii) file, and to cooperate with each other to prepare the registration statement of PubCo required to be filed in connection with the Transactions (the “Registration Statement”), which will contain a proxy statement of Inflection Point.

Conditions to Closing

The respective obligations of each party to consummate the Transactions are subject to the satisfaction, or written waiver (where permissible), by the Company and Inflection Point of the following conditions:

●	Inflection Point’s shareholders having approved and adopted the Shareholder Approval Matters;

●	the Company Shareholder Approval having been obtained;

●	the absence of any law or governmental order, inquiry, proceeding or other action that would prohibit the Transactions;

●	If applicable, the HSR waiting period has expired or been terminated;

●	the PubCo Ordinary Shares having been conditionally approved for listing on Nasdaq, subject only to official notice thereof; and

●	the Registration Statement (and any amendments and supplements) shall have become effective in accordance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”), no stop order shall have been issued by the SEC that remains in effect with respect to the Registration Statement, and no proceeding seeking such a stop order shall have been threatened or initiated by the SEC and not withdrawn.

Conditions to the Obligations of the Company

The obligations of the Company to consummate the Transactions are subject to the satisfaction, or written waiver (by the Company, where permissible) of the following conditions:

●	the representations and warranties of Inflection Point being true and correct as of the Closing Date, subject to applicable standards as determined in accordance with the Business Combination Agreement;

●	the representations and warranties of Merger Sub being true and correct as of the Closing Date, subject to applicable standards as determined in accordance with the Business Combination Agreement;

●	Inflection Point having performed in all material respects all of its obligations and complied in all material respects with all of its agreements and covenants under the Business Combination Agreement to be performed or complied with by it on or prior to the Closing Date;

●	Inflection Point having delivered to the Company a certificate dated as of the Closing Date, signed by an officer of Inflection Point, certifying as to the satisfaction of certain conditions specified in the Business Combination Agreement;

●	no Material Adverse Effect shall have occurred with respect to Inflection Point that is continuing and uncured;

●	Inflection Point having made all necessary and appropriate arrangements with the trustee to have all of the funds held in the Trust Account disbursed to Inflection Point on the Closing Date, and all such funds released from the Trust Account be available to PubCo; and

●	the Ancillary Documents required to be executed by Inflection Point according to the Business Combination Agreement at or prior to the Closing Date shall have been executed and delivered to the Company.

Conditions to the Obligations of Inflection Point

The obligations of Inflection Point to consummate the Transactions are subject to the satisfaction, or written waiver (by Inflection Point where permissible) of the following conditions:

●	the representations and warranties of the Company being true and correct as of the Closing Date, subject to applicable standards as determined in accordance with the Business Combination Agreement;

●	the representations and warranties of PubCo being true and correct as of the Closing Date, subject to applicable standards as determined in accordance with the Business Combination Agreement;

●	each of the Company and PubCo having performed in all material respects all of their respective obligations and complied in all material respects with all of their respective agreements and covenants under the Business Combination Agreement to be performed or complied with by them on or prior to the Closing Date;

●	the Company having delivered to Inflection Point a certificate dated as of the Closing Date, signed by the Company, certifying as to the satisfaction of certain conditions specified in the Business Combination Agreement;

●	no Material Adverse Effect shall have occurred with respect to the Company that is continuing and uncured; and

●	the Ancillary Documents required to be executed by the Company and PubCo according to the Business Combination Agreement at or prior to the Closing Date shall have been executed and delivered to Inflection Point.

●	all of the indebtedness outstanding under certain specified Contracts will have been discharged in full.

Termination

The Business Combination Agreement may be terminated and the Transactions may be abandoned at any time prior to the Closing Date, notwithstanding receipt of any requisite approval and adoption of the Business Combination Agreement and the Transactions by the shareholders of Inflection Point or any other party, as follows:

●	by mutual written consent of Inflection Point and the Company;

●	by written notice by either Inflection Point or the Company if any of the closing conditions set forth in the Business Combination Agreement have not been satisfied or waived by August 25, 2026 (the “Outside Date”); provided, however, that the Business Combination Agreement may not be terminated under such provision of the Business Combination Agreement by or on behalf of any party that either directly or indirectly through its affiliates (or with respect to the Company, the Company Shareholders or PubCo) is in breach or violation of any representation, warranty, covenant or obligation contained therein, with such breach or violation being the principal cause of the failure of a condition set forth in the Business Combination Agreement on or prior to the Outside Date; provided, further, that the Outside Date shall automatically be extended by one (1) calendar day for each day after October 31, 2025 that the PCAOB Financial Statements or the Interim Financial Statements are not delivered by the Company to Inflection Point in accordance with the terms of the Business Combination Agreement.

●	by written notice by either Inflection Point or the Company if any governmental authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law (whether temporary, preliminary or permanent) or Order that is then in effect and which has the effect of making the Transactions illegal or otherwise prohibiting the transactions contemplated by the Business Combination Agreement, and such order or other action has become final and non-appealable; provided, however, that the right to terminate the Business Combination Agreement pursuant to such section will not be available to a party if the failure by such party or its affiliates (or with respect to the Company, the Company Shareholders or PubCo) to comply with any provision of the Business Combination Agreement was the principal cause of such order, action or prohibition;

●	by written notice by the Company to Inflection Point upon a breach of any representation, warranty, covenant or agreement on the part of Inflection Point set forth in the Business Combination Agreement, or if any representation or warranty of Inflection Point becomes untrue or inaccurate, in any case such that the related closing conditions contained in the Business Combination Agreement are not satisfied, subject to customary exceptions and cure rights;

●	by written notice by Inflection Point to the Company upon a breach of any warranty, covenant or agreement on the part of the Company or PubCo set forth in the Business Combination Agreement, or if any representation or warranty of such parties becomes untrue or inaccurate, in any case such that the related closing conditions contained in the Business Combination Agreement are not satisfied, subject to customary exceptions and cure rights;

●	by written notice by the Company to Inflection Point if the Company Funding Threshold has not been achieved on or prior to the date that is two (2) Business Days following the Effective Date;

●	by written notice by the Company to Inflection Point if Inflection Point or the SPAC Securities are no longer listed on the Nasdaq or another national securities exchange;

●	by written notice by either Inflection Point or the Company if the special meeting of shareholders is held and has concluded, Inflection Point shareholders have duly voted, and the Required Shareholder Approval is not obtained; or

●	by Inflection Point if the Company Shareholder Approval is not obtained within ten (10) Business Days after the Registration Statement Effective Date (subject to certain conditions).

The foregoing summary of the Business Combination Agreement is qualified in its entirety by reference to the entire text of the Business Combination Agreement, which is attached as Exhibit 2.1 hereto, and the Ancillary Documents, the terms of each of which are incorporated herein by reference. The Business Combination Agreement contains representations, warranties and covenants that the respective parties thereto made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. In particular, the assertions embodied in the representations and warranties in the Business Combination Agreement were made as of a specified date, are modified or qualified by information in one or more confidential disclosure letters prepared in connection with the execution and delivery of the Business Combination Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Business Combination Agreement are not necessarily characterizations of the actual state of facts about Inflection Point, PubCo, Merger Sub, the Company Shareholders or the Company at the time they were made or otherwise and should only be read in conjunction with the other information that Inflection Point makes publicly available in reports, statements and other documents filed with the SEC.

Company Support Agreement

Concurrently with the execution of the Business Combination Agreement, Inflection Point entered into Company Support Agreements (each, a “Company Support Agreement”) with the Company, PubCo and certain shareholders of the Company (collectively, the “Supporting Stockholders”), pursuant to which each Supporting Stockholder has agreed to, among other things, (a) vote the Company Ordinary Shares held by such Supporting Stockholder (together with any other equity securities thereafter acquired by such Supporting Stockholder the “Company Subject Securities”) in favor of the Business Combination Agreement and the transactions contemplated thereby, (b) be bound by certain other covenants and agreements related to the Transactions (c) be bound by certain transfer restrictions with respect to the Company Subject Securities and (d) waive its dissenter rights under Section 238 of the Cayman Act and any other similar statute.

The foregoing description of the Company Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Company Support Agreement filed as Exhibit 10.1 hereto and incorporated by reference herein.

The Company Support Agreement expires upon the earlier of the Second Merger Effective Time and the termination of the Business Combination Agreement.

Sponsor Support Agreement

In connection with the execution of the Business Combination Agreement, Sponsor has entered into a Sponsor Support Agreement (the “Sponsor Support Agreement”) with Inflection Point, PubCo and the Company, pursuant to which Sponsor has agreed to, among other things, (a) vote the SPAC Class B Ordinary Shares and the SPAC Class A Ordinary Shares held by Sponsor (together with any other equity securities thereafter acquired by Sponsor, the “Sponsor Subject Securities”) in favor of the Shareholder Approval Matters at any meeting of Inflection Point shareholders to be called for approval of the Transactions (b) waive its anti-dilution rights in the SPAC Charter, (c) waive its dissenter rights under Section 238 of the Cayman Act and any other similar statute, (d) be bound by certain other covenants and agreements related to the Transactions and (e) be bound by certain transfer restrictions with respect to the Sponsor Subject Securities, in each case, on the terms and subject to the conditions set forth in the Sponsor Support Agreement. The Sponsor Support Agreement also provides that Sponsor has agreed irrevocably to waive its redemption rights in connection with the consummation of the Transactions with respect to any Sponsor Subject Securities they may hold.

The foregoing summary of the Sponsor Support Agreement is qualified in its entirety by reference to the full text of the Sponsor Support Agreement, which is attached as Exhibit 10.2 hereto and the terms of which are incorporated herein by reference.

The Sponsor Support Agreement expires upon the earlier of the First Merger Effective Time and the termination of the Business Combination Agreement.

Lock-Up Agreements

In connection with the Closing, each holder of the Company Ordinary Shares will each enter into an agreement (the “Company Shareholder Lock-Up Agreement”) providing that each holder of the Company Ordinary Shares will not, subject to certain customary exceptions, transfer its Restricted Securities (as defined in the Company Shareholder Lock-Up Agreements) during the period commencing from the Closing Date until the earlier of (i) six months after the Closing or (ii) the date following the Closing on which PubCo completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction in which all of its shareholders have the right to exchange their shares of common stock for cash, securities or other property.

In connection with the Closing, Sponsor and certain other SPAC Shareholders who are members of Inflection Point’s board of directors and/or management team (such individuals, the “Insiders”) will enter into an agreement (the “Sponsor Lock-Up Agreement”) providing that Sponsor and the Insiders will not, subject to certain customary exceptions, transfer (i) the General Restricted Securities (as defined below) during the period commencing from the Closing Date until the date that is the earlier of (x) six months after the Closing and (y) the date following the Closing on which PubCo completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of its shareholders having the right to exchange their shares of common stock for cash, securities or other property or (ii) the Private Placement Restricted Securities (as defined below) during the period commencing from the Closing Date until the date that is the earliest of (x) 30 days after the Closing and (y) the date following the Closing on which PubCo completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of its shareholders having the right to exchange their shares of common stock for cash, securities or other property. For purposes of the Sponsor Lock-Up Agreement, (a) the “Private Placement Restricted Securities” means the PubCo Ordinary Shares issued to the Sponsor pursuant to the Business Combination Agreement in exchange for the 500,000 units consisting of one SPAC Class A Ordinary Share and one right to receive one-tenth of one SPAC Class A Ordinary Share upon Closing following the unit separation (together with any dividends or distributions with respect to such securities or into which such securities are changed or exchanged or which are received in any recapitalization, share exchange, share conversion or similar transactions), and (b) the “General Restricted Securities” means the PubCo Ordinary Shares issued to the Sponsor or the Insiders in exchange for the SPAC Class A Ordinary Shares received by Sponsor or the Insiders upon conversion of the SPAC Class B Ordinary Shares, pursuant to the terms of the Business Combination Agreement (together with any dividends or distributions with respect to such securities or into which such securities are changed or exchanged or which are received in any recapitalization, share exchange, share conversion or similar transactions).

The foregoing summaries of the Company Shareholder Lock-Up Agreement and the Sponsor Lock-Up Agreement are qualified in their entirety by reference to the full text of the form of Sponsor Lock-Up Agreement and the form of Company Shareholder Lock-Up Agreement, which are attached as Exhibits 10.3 and 10.4 hereto, respectively, and the terms of which are incorporated herein by reference.

New Registration Rights Agreement

The Business Combination Agreement contemplates that, at the Closing, PubCo, certain Company equityholders, Sponsor, Inflection Point, and the other parties signatory thereto will enter into a Registration Rights Agreement (the “New Registration Rights Agreement”), pursuant to which PubCo will agree to register for resale certain shares of PubCo Registrable Securities that are held by the parties thereto from time to time. Pursuant to the New Registration Rights Agreement, among other things, PubCo will agree to file a shelf registration statement registering the sale or resale of all of the Registrable Securities (as defined in the New Registration Rights Agreement) no later than 30 days after the Closing Date. Pursuant to the New Registration Rights Agreement, PubCo will also provide customary “piggyback” registration rights, subject to certain requirements and customary conditions. The New Registration Rights Agreement also provides that PubCo will pay certain expenses relating to such registrations and indemnify the shareholders against certain liabilities.

The foregoing summary of the New Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of New Registration Rights Agreement, which is attached as Exhibit 10.5 hereto and the terms of which are incorporated herein by reference.

Series A Preferred Shares Investment

In connection with the transactions contemplated by the Business Combination Agreement, the Company entered into (i) the Pre-Funded PIPE Subscription Agreement with certain investors identified on the signature pages thereto (collectively, the “Series A-1 Investors”), pursuant to which the Pre-Funded PIPE Investors have agreed to purchase approximately $32.5 million (the “Series A-1 Investment”) of Company Series A-1 Preferred Shares and Company Warrants (the “Signing PIPE Securities”), which transactions have been consummated concurrently with the execution of the Business Combination Agreement and (ii) the Closing PIPE Subscription Agreement (together with the Pre-Funded PIPE Subscription Agreement, the “Subscription Agreements”) with certain investors identified on the signature pages thereto, pursuant to which the Closing PIPE Investors have agreed to purchase approximately $31 million (the “Series A-2 Investment” and together with the Series A-1 Investment, the “Series A Investments”) of Company Series A Preferred Shares and Company Warrants (together with the Signing PIPE Securities, the “Securities”), which transactions will be consummated immediately prior to the Second Merger Effective Time.

The Subscription Agreements include customary representations and warranties from the Company and the Series A Investors and customary closing conditions. The Subscription Agreements also include customary covenants and agreements related to transfer restrictions and indemnification. In addition, PubCo and the Series A Investors will enter into registration rights agreements providing for customary registration rights for the Securities.

Dividends: The PubCo Series A Preferred Shares will accrue dividends daily at the rate of 12% per annum of the Accrued Value (as defined in the PubCo A&R Articles) (if paid in kind), or 10% per annum of the Accrued Value (if paid in cash). Such dividends will compound semi-annually.

Liquidation Preference: Upon a Deemed Liquidation Event, Disposal or on a distribution of assets on a liquidation, dissolution or winding up of the Company (whether voluntarily or involuntarily) or a return of capital (other than a conversion, redemption, buyback or purchase of PubCo securities), the holders of PubCo Series A Preferred Shares will be entitled to receive out of the available proceeds, before any distribution is made to holders of ordinary shares or any other junior securities, an amount per share equal to the greater of (i) 100% of the Accrued Value (as defined in the PubCo A&R Articles) or (ii) such amount per share as would have been payable had all shares of PubCo Series A Preferred Shares been converted into PubCo Ordinary Shares immediately prior to such event.

Voting: The PubCo Series A Preferred Shares votes together with the PubCo Ordinary Shares on an as-converted basis, except as required by law and as noted below under “Protective Provisions.” Each holder of PubCo Series A Preferred Shares shall be entitled to cast the number of votes equal to the number of whole shares of PubCo Ordinary Shares into which the shares of PubCo Series A Preferred Shares held by such holder are convertible as of the record date for determining shareholders entitled to vote on such matter.

Protective Provisions: For as long as Inflection Point Asset Management LLC, Newtyn Management, LLC and their respective Affiliates hold at least 20% of the PubCo Series A Preferred Shares on issue as of Closing, the Company shall not, without the Series A Majority Consent (as defined therein) (the “Requisite Holders”), take any of the following actions: (a) liquidate, dissolve or wind-up the affairs of PubCo, (b) create any equity security, authorise the creation of any equity security, classify any equity security, reclassify any equity security, or issue any other security convertible into or exercisable for any equity security, unless such security ranks junior to the PubCo Series A Preferred Shares with respect to its rights, preferences and privileges (including rights to receive dividends and participate in distributions or payments upon liquidation, dissolution or winding up), (c) increase the authorised share capital of the PubCo Series A Preferred Shares, (d) purchase or redeem or pay any cash dividend on any PubCo security ranking junior to the PubCo Series A Preferred Shares (with respect to rights to receive dividends and participate in distributions or payments upon liquidation, dissolution or winding up), except for PubCo securities being repurchased by the Company at cost from employees in connection with the cessation of their service or pursuant to the terms of any equity incentive plan adopted by PubCo, (e) enter into any transaction with an affiliate, other than the issuance of equity or awards to eligible participants under an incentive plan, equity plan or equity-based compensation plan adopted by PubCo, or with respect to employment, consulting or award agreements with respect to executive officers or directors of PubCo, in each case regardless of whether such person (or such person’s affiliates) would be considered an affiliate of PubCo, or (f) incur or guarantee any new indebtedness other than equipment leases or trade payables incurred in the ordinary course of business.

Conversion: Each PubCo Series A Preferred Share will be convertible into PubCo Ordinary Shares at any time at the option of the holder at a rate equal to the Accrued Value, divided by the then-applicable conversion price. The conversion price will initially be $12.00, subject to equitable adjustment and adjustments for stock dividends, splits, combinations and similar events and customary anti-dilution adjustments, including with respect to future issuances or sales of PubCo Ordinary Shares at prices less than the lesser of (x) $10.00 (subject to equitable adjustment) and (y) the conversion price then in effect. In addition, if the 20-day volume-weighted average price of the PubCo Ordinary Shares commencing on the date that is six months after the Closing Date is less than the conversion price then in effect, the conversion price will be subject to a one-time downward adjustment equal to the greater of (i) such volume weighted average price and (ii) $5.00 (subject to equitable adjustment).

Put Rights: Unless prohibited by applicable law governing distributions to shareholders, the PubCo Series A Preferred Shares shall be redeemable at the option of the Requisite Holders commencing any time after the fifth anniversary of the Closing at a price equal to the 100% of the Accrued Value.

Call Rights: Unless prohibited by applicable law governing distributions to shareholders, the PubCo Series A Preferred Shares shall be redeemable at the option of PubCo commencing any time (A) after the Closing but prior to the 1st anniversary of the Closing at a price equal to the 150% of the Accrued Value, (B) after the 1st anniversary but prior to the 2nd anniversary of the Closing at a price equal to the 140% of the Accrued Value, (C) after the 2nd anniversary of the Closing but prior to the 3rd anniversary of the Closing at a price equal to the 130% of the Accrued Value, (D) after the 3rd anniversary of the Closing but prior to the 4th anniversary of the Closing at a price equal to the 120% of the Accrued Value, (E) after the 4th anniversary of the Closing but prior to the 5th anniversary of the Closing at a price equal to the 110% of the Accrued Value, or (F) after the 5th anniversary of the Closing at a price equal to the 100% of the Accrued Value.

Share Purchase Warrants: The PubCo Series A Investor Warrant will be immediately exercisable upon issuance at Closing and will expire five years from the date of Closing. The PubCo Series A Investor Warrants include customary cash and cashless exercise provisions. Each PubCo Series A Investor Warrant is initially exercisable at $12.00 per PubCo Ordinary Share, subject to equitable adjustment and the same anti-dilution and other adjustments as the PubCo Series Preferred Shares.

The foregoing description of the Series A Investments, the PubCo Series A Preferred Shares, and the PubCo Series A Investor Warrants are subject to and qualified in its entirety by reference to the full text of the Subscription Agreements, copies of which is included as Exhibits 10.6 and 10.7 hereto, the PubCo A&R Articles, a copy of which is included as Exhibit 3.1, and the full text of the form of Company Warrants and the PubCo Series A Investor Warrants, copies of which is included as Exhibits 4.1 and 4.2 hereto, and the terms of each is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Report is incorporated by reference herein. The PubCo Ordinary Shares to be issued to the Company’s shareholders in respect of the Company shares in connection with the Second Merger will not be registered under the Securities Act, in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act or Regulation D promulgated thereunder.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 20, 2025, Daniel Hoffman resigned from the Board of Directors of the Company due to a potential conflict between his role as a director of the Company and his other professional commitments. The decision of Mr. Hoffman was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Effective upon Mr. Hoffman’s resignation as a director, the size of the Company’s Board of Directors was reduced from five to four.

Item 7.01 Regulation FD Disclosure.

Furnished herewith as Exhibit 99.1 and incorporated into this Item 7.01 by reference is the press release jointly issued by the parties announcing the Transactions. Furnished herewith as Exhibit 99.2 and incorporated into this Item 7.01 by reference is the investor presentation that was presented to certain potential investors in connection with the Transactions. Furnished as Exhibit 99.3 hereto and incorporated into this Item 7.01 by reference is certain projected financial information that the Company prepared in connection with Inflection Point’s consideration of the Business Combination and certain investors’ assessment of a potential investment in the Company.

The information set forth below under this Item 7.01, including the exhibits attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

Certain statements made herein are not historical facts but may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the “safe harbor” provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” or the negatives of these terms or variations of them or similar terminology or expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the expectation that the Transactions between Inflection Point and the Company will occur and that PubCo will be listed on Nasdaq, the estimated or anticipated future results and benefits of PubCo following the Transactions, including its ability to successfully execute is business plan, the likelihood and ability of the parties to successfully consummate the Transactions and future opportunities for PubCo and other statements that are not historical facts.

 These statements are based on the current expectations of Inflection Point’s and/or the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Inflection Point and the Company. These statements are subject to a number of risks and uncertainties regarding the Company’s business and the Transactions, and actual results may differ materially. These risks and uncertainties include, but are not limited to: general economic, political and business conditions; the inability of the parties to consummate the Transactions or the intended financing; the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the number of redemption requests made by Inflection Point’s shareholders in connection with the Transactions; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Transactions; the risk that the approval of Inflection Point’s shareholders for the potential transaction is not obtained; the anticipated capitalization and enterprise value of PubCo following the consummation of the Transactions; the ability of PubCo to issue equity, equity-linked or other securities in the future; expectations related to the terms and timing of the Transactions; failure to realize the anticipated benefits of the Transactions, including as a result of a delay in consummating the Transactions; the risk that the Transactions may not be completed by Inflection Point’s business combination deadline and the potential failure to obtain an extension of its business combination deadline, if sought by Inflection Point; the risks related to the rollout of the Company’s business and the timing of expected business milestones; the ability of PubCo to execute its growth strategy, manage growth profitably and retain its key employees; the ability of PubCo to obtain or maintain the listing of its securities on the Nasdaq following the Transactions; costs related to the Transactions; and other risks that will be detailed from time to time in filings with the SEC, including those risks discussed under the heading “Risk Factors” in Inflection Point’s final prospectus for its initial public offering filed with the SEC on April 25, 2025. The foregoing list of risk factors is not exhaustive. There may be additional risks that could also cause actual results to differ from those contained in these forward-looking statements. In addition, forward-looking statements provide Inflection Point’s expectations, plans or forecasts of future events and views as of the date of this Report. And while Inflection Point may elect to update these forward-looking statements in the future, Inflection Point specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Inflection Point’s assessments as of any date subsequent to the date of this Report. Accordingly, undue reliance should not be placed upon the forward-looking statements. Nothing herein should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that the results of such forward-looking statements will be achieved.

Additional Information and Where to Find It

In connection with the Transactions, Inflection Point, the Company and PubCo are expected to prepare the Registration Statement to be filed with the SEC by PubCo, which will include preliminary and definitive proxy statements to be distributed to Inflection Point’s shareholders in connection with Inflection Point’s solicitation for proxies for the vote by Inflection Point’s shareholders in connection with the Transactions and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to the Company’s shareholders in connection with the completion of the Transactions. After the Registration Statement has been filed and declared effective, Inflection Point will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the Transactions. Inflection Point’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with Inflection Point’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the Transactions, because these documents will contain important information about Inflection Point, the Company, PubCo and the Transactions. This Report is not a substitute for the Registration Statement, the definitive proxy statement/prospectus or any other document that Inflection Point will send to its shareholders in connection with the Transactions.

INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND THE PARTIES TO THE TRANSACTIONS. Investors and security holders will be able to obtain copies of these documents (if and when available) and other documents filed with the SEC free of charge at www.sec.gov. The definitive proxy statement/final prospectus (if and when available) will be mailed to shareholders of Inflection Point as of a record date to be established for voting on the business combination. Shareholders of Inflection Point will also be able to obtain copies of the proxy statement/prospectus without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Inflection Point Acquisition Corp. III, 167 Madison Avenue Suite 205 #1017, New York, New York 10016.

Participants in the Solicitation

Inflection Point and its directors, executive officers, and other members of management, and consultants, under SEC rules, may be deemed participants in the solicitation of proxies from Inflection Point’s shareholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in Inflection Point is contained in the sections entitled “Principal Shareholder” and “Management— Conflicts of Interest” of Inflection Point’s final prospectus (File 333-283427) for its initial public offering, filed with the SEC on March 10, 2025, and which is available free of charge at the SEC’s website at www.sec.gov, and at the following URL: sec.gov/Archives/edgar/data/2012318/000121390025035659/ea0222072-08.htm#T99012. Additional information regarding the interests of such participants will be contained in the Registration Statement when available.

The Company, PubCo, and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed participants in the solicitation of proxies of Inflection Point’s shareholders in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the Registration Statement when available.

No Offer or Solicitation

This Report is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
2.1†	Business Combination Agreement, dated as of August 25, 2025, by and among Inflection Point Acquisition Corp. III, Air Water Ventures Holdings Limited, IPCX Merger Sub Limited, and Air Water Ventures Limited.
3.1	Amended and Restated Memorandum and Articles of Association of Air Water Ventures Limited
4.1	Form of Signing Share Purchase Warrant
4.2	Form of Closing Share Purchase Warrant
10.1	Company Support Agreement, dated as of August 25, 2025, by and among TAU Capital Holding Limited, Inflection Point Acquisition Corp. III, Air Water Ventures Holdings Limited and Air Water Ventures Limited
10.2	Sponsor Support Agreement, dated as of August 25, 2025, by and among Inflection Point Acquisition Corp. III, Air Water Ventures Holdings Limited and Air Water Ventures Limited.
10.3	Form of Sponsor Lock-Up Agreement.
10.4	Form of Company Lock-Up Agreement.
10.5	Form of New Registration Rights Agreement.
10.6	Form of Pre-Funded PIPE Subscription Agreement.
10.7	Form of Closing PIPE Subscription Agreement.
99.1	Press Release, dated August 25, 2025, issued by the parties announcing the Transactions.
99.2	Investor Presentation.
99.3	Certain Projected Financial Information of the Company, dated August 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 25, 2025

INFLECTION POINT ACQUISITION CORP. III

By:	/s/ Michael Blitzer
Name:	Michael Blitzer
Title:	Chief Executive Officer